Exhibit 99.1

 NASDAQ: AXSM September 2017 © 2017, Axsome Therapeutics, Inc.

Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meani ng of the Pri vate Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “conti nue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertai nties, includi ng, but not limited to, the success, timi ng and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results; the timing of and our ability to obtai n and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, i ncluding general economic conditions and regulatory developments, not withi n the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected . The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by i ndependent parties and by us relating to market size and other data about our i ndustry. This data i nvolves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk.

 Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create nov el therapeutics to meet unmet medical needs and improve the lives of patients.

Overview

Our Candidates and Pipeline

- Three differentiated late-stage assets targeting significant and growing markets:
  - AXS-02: oral, non-opioid, long-acting, potentially first-in-class therapeutic for chronic pain
  - AXS-05: novel therapeutic combination with multiple mechanisms for CNS disorders
  - AXS-06: rapidly-absorbed, once-daily, non-opioid, pain therapeutic with a gastroprotectant
- Results from 3 ongoing Phase 3 trials expected over the next 12 months.
- Novel indications, positive proofs of concept.
- Patent protection to 2034, Worldwide rights.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Granted			Initiated
	Agitation in Alzheimer's Disease: Fast Track Granted			Initiated
AXS-02 (DZT)	CRPS: U.S. & E.U. Orphan Designation; Fast Track Granted			Initiated
	Knee OA with BMLs: SPA Received; Fast Track Granted			Initiated
	CLBP with MCs			
AXS-06 (MoSEIC™ Mx + Eso)	OA and RA			

Abbreviations: BML = Bone Marrow Lesions; BUP = Bupropion; CLBP = Chronic Low Back Pain; CRPS = Complex Regional Pain Syndrome; DM = Dextromethorphan; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment

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 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD)

AXS-05

CNS Disorders:
Mechanisms of Action

Mechanism of Action	DM	BUP	AXS-05 DM+BUP
	Pharmacodynamic Synergy		
NMDA Receptor Antagonist	✓		✓
Sigma-1 R Agonist	✓		✓
Norepinephrine Reuptake Inhibitor	✓	✓	✓
Serotonin Reuptake Inhibitor	✓		✓
Dopamine Reuptake Inhibitor		✓	✓
Nicotinic ACh Receptor Antagonist		✓	✓

DM = Dextromethorphan; BUP = Bupropion. ✓ Present

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AXS-05

CNS Disorders:
Mechanisms of Action and Relevant Indications

Mechanism of Action	DM (Pharmacodynamic Synergy)	BUP (Pharmacodynamic Synergy)	AXS-05 DM+BUP (Pharmacodynamic Synergy)	ADHD	Anxiety	Alzheimer's	Depression	Fibromyalgia	OCD	Pain	Smoking cessation	Related Agents[2]
NMDA Receptor Antagonist	✓		✓			■	■			■		• Ketamine • Memantine (Namenda®)
Sigma-1 R Agonist	✓		✓			■	■		■			• Fluvoxamine (Luvox®) • Donepezil (Aricept®)
Norepinephrine Reuptake Inhibitor	✓	✓	✓				■	■		■		• Duloxetine (Cymbalta®) • Venlafaxine (Effexor®)
Serotonin Reuptake Inhibitor	✓		✓		■		■		■			• Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®)
Dopamine Reuptake Inhibitor		✓	✓	■			■				■	• Bupropion (Wellbutrin®)
Nicotinic ACh Receptor Antagonist		✓	✓	■			■				■	• Bupropion (Wellbutrin®)

Relevant Indications[1]

DM = Dextromethorphan; BUP = Bupropion. ✓ Present ■ Relevant

1. Indications listed are associated with the mechanism of action and are not related to either DM or BUP, unless specifically noted.
2. Agents do not contain DM or BUP, unless specifically noted.

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AXS-05

CNS Disorders:
Novel Therapy for CNS Disorders

DM Alone


DXO
DM
Rapid metabolism
DM
=
Difficult to achieve potential therapeutic plasma levels.

AXS-05 (DM + BUP)


Inhibits DM metabolism
BUP
DM
DXO
DM
DM concentration increased to therapeutic range
+
BUP
BUP active at CNS receptors
=
• Pharmacokinetic synergy
• Potential pharmacodynamic synergy
• Potential efficacy in CNS disorders

DM = Dextromethorphan; DXO = Dextrorphan; BUP = Bupropion.

- Phase 1 trials with AXS-05 completed:
  - Significant increase in DM plasma levels.
- Phase 3 trials in TRD and AD Agitation initiated.

IP Overview

- 21 issued patents – protection through 2034.

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AXS-05

CNS Disorders:
Phase 1 Results


Dextromethorphan AUC
P<0.0001
1700
850
0
AUC0-12 ng*hr/mL
1686
28
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)


Dextromethorphan Cmax
P<0.0001
160.0
80.0
0.0
Cmax ng/mL
158.1
3.8
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)

Axsome data on file.
†DM, Dextromethorphan; BUP, Bupropion.

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AXS-05

CNS Disorders:
Phase 1 Results

Dextromethorphan AUC


P<0.0001
1700
850
0
AUC0-12 ng*hr/mL
1686
28
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)

Dose†	AUC_{0-12} ng*hr/mL
DM 20 mg + Q 10 mg	525
DM 30 mg + Q 10 mg	883

Dextromethorphan C_{max}


P<0.0001
160.0
80.0
0.0
Cmax ng/mL
158.1
3.8
DM 60 mg
DM 60 mg + BUP 150 mg (AXS-05)

Dose†	C_{max} ng/mL
DM 20 mg + Q 10 mg	53
DM 30 mg + Q 10 mg	85

Axsome data on file.
† Nuedexta® NDA 021879, FDA Clinical Pharmacology Review.
DM, Dextromethorphan; Q, Quinidine; BUP, Bupropion.

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AXS-05

CNS Disorders:
TRD Overview

- Major Depressive Disorder (MDD) is a leading cause of disease burden in the US.[4]
- 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.[2]
- Only 1 approved drug for TRD = unmet medical need.
- AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic.
- DM antidepressant effects demonstrated preclinically and clinically.
- Phase 3 ongoing.

3M patients in the U.S.[1-3]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05	Treatment Resistant Depression: Fast Track Granted			Initiated

1. Marcus SC, Olfson M. *Arch Gen Psychiatry* 2010;67:1265-1273.
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.
3. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.
4. Mathers CD, *PLoS Med* 2006; 3(11): e442.

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 • DM and metabolic inhibitor reduce depressive symptoms in TRD and in AD. Symptom Reduction in TRD Patients Treated with DM and Metabolic Inhibitor1 Depressive Symptom Reduction in AD Agitation Patients Treated with DM and Metabolic Inhibitor2 DM+Q Change in Montgomery-Asberg Depression Rating (MADRS) Scale (30/10 mg) Change in Cornell Scale Score -5 -10 -15 ** ** ** ** 0.0 -0.5 -20 DM/Q Titration DM/Q 45/10 mg q 12 hrs Wk 1 Wk 2 Wk 4 Wk 6 Wk 8 Wk 12 Time (weeks) -1.0 P=0.002 • Failed 2 to 10 prior treatments • 45% of patients had 50% reduction in MADRS ** P<0.01 versus baseline 1. Murrough J, et al. J Affect Disord. 2017;218:277-283. 2. Cummings J, et al. JAMA. 2015;314:1242-1254.

 A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD. 1:1 randomization of inadequate responders Period 1, Open-label (6 weeks)Period 2, Double-blind (6 weeks) N=346 Arm A AXS-05 Bupropion BUP = Bupropion; DM = Dextrom ethorphan. (n=173) Arm B (n=173) (BUP + DM) Bupropion • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-As berg Depression Rating Scale (MADRS). • Key Inclusion Criteria: – Male or female 18-65 years old – History of inadequate response to 1 or 2 adequate antidepressant treatments

AXS-05

CNS Disorders:
Agitation in AD Overview

- Agitation and aggression seen in approximately 45% of AD patients during 5-year period.[3]
- Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.[4]
- Associated with[4,5]:
  - Accelerated cognitive decline
  - Earlier nursing home placement
  - Increased mortality
- No approved medication = unmet medical need.
- Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients.
- Phase 2/3 ongoing.

2M patients in the U.S.[1,2]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05	Agitation in Alzheimer's Disease: Fast Track Granted			Initiated

1. Ryu, SH, et al. *Am J Geriatr Psychiatry*. 2005;13:976-983.
2. Hebert, LE, et al. *Neurology*. 2013;80:1778-1783.
3. Steinberg M, et al. *Int J Geriatr Psychiatry*. 2008;2:170-177.
4. Antonsdottir IM, et al. *Expert Opin Pharmacother*. 2015;11:1649-1656.
5. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207.

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 • Randomized, double-blind, placebo-controlled, two-stage trial. – Placebo (n=125), 30 mg DM + 10 mg quinidine (Q) (n=93), for stage 1. • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 in target therapeutic range. • Potential for additional contribution from bupropion component of AXS-05. Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) PlaceboDM+Q Change in NPI Agitation/Aggression Domain -1.0 -2.0 -3.0 P<0.001 -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254.

 A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (5 weeks) Arm A (n=145) Arm B (n=145) Arm C (n=145) (BUP + DM) N=435 1:1:1 randomization Bupropion Placebo BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Cohen-Mansfield Agitation Inventory (CMAI). • Key Inclusion Criteria: – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation • Interim analysis planned.

 S-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Complex Regional Pain Syndrome (CRPS) • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs) CRPS image source: Voet C, et al. F1000Reseach. 2014;3:97.

 AXS-02 Disodium Zoledronate Tetrahydrate Oral Dose Long-acting Targeted Therapy Non-opioid Nov el Mechanism IP Overview • 59 issued patents* – protection through 2034. • Drug delivery, pharmacokinetic, composition of matter, and method of use claims. • U.S. Orphan Drug Designation (7 years exclusivity). • E.U. Orphan Medicinal Product Designation (10 years exclusivity, 12 years with PIP). *Claims cover AXS-02 and related substances and disease indications.

AXS-02

Chronic Pain:
Therapy via Multiple Mechanisms of Action

AXS-02
Disodium Zoledronate Tetrahydrate

Inhibits bone-resorbing osteoclasts	Downregulates acid-sensing* ion channels	Reduces pro-inflammatory cytokine production	Anti-angiogenic
▼Decreased bone resorption.	▼ASIC1a expression.	▼TNFα production.[4]	▼Angiogenesis.[7]
▼Farnesyl pyrophosphate synthase (FPPS).[1]	▼ASIC activation.[2]	▼IL-6 production.[5]	▼c-FOS expression.[2]
	▼TRPV1 activation.[2,3]	▼IL-8 production.[6]	

* Acid is a well known cause of pain.

1. Green JR, Rogers MJ. *Drug Dev Res*. 2002;55:210-24.
2. Nagae M, et al. *Bone*. 2006;39:1107-15.
3. Abe Y, et al. *J Bone Miner Metab*. 2015;33:125–134.
4. Wolf AM, et al. *Haematologica*. 2006;91:1165-71.
5. Derenne S, et al. *Bone Miner Res*. 1999;14:2048-56.
6. Stathopoulos GT, et al. *Am J Respir Crit Care Med*. 2008;178:50-9.
7. Misso G, et al. *Cancer Biol Ther*. 2012;13:1491-500.

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AXS-02

Chronic Pain:
Lead Indications and Market Potential

Complex Regional Pain Syndrome (CRPS)

- Localized bone resorption.[1,2]
- Increased pro-inflammatory cytokines.[3]

80,000 new cases per year in the U.S.[4]

Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs)

- BMLs are associated with pain in knee OA.[5]
- BMLs: Increased bone turnover; Decreased bone mineral density.[6,7]

7M patients in the U.S.[11-14,16]

Chronic Low Back Pain (CLBP) with Modic Changes (MCs)

- MCs are associated with low back pain.[8]
- MCs: Increased bone turnover, pro-inflammatory cytokines, vascular density.[9,10]

1.6M patients in the U.S.[11,12,15,16]

1. Capello ZJ, et al. *J Hand Surg Am.* 2012;37:288-296.
2. Krämer HH, et al. *Pain.* 2014;155:889–895.
3. Parkitny L, et al. *Neurology.* 2013;80:106-117.
4. Moseley GL, et al. *J Pain.* 2014;15:16-23.
5. Driban JB, et al. *Arthritis Res Ther.* 2013;15:R112.
6. Hunter DJ, et al. *Arthritis Res Ther.* 2009;11:R11.
7. Kazakia GJ, et al. *Osteoarthritis Cartilage.* 2013;21:94-101.
8. Zhang Y, et al. *Eur Spine J.* 2008;17:1289-1299.
9. Järvinen J, et al. *Spine: ISSLS Society Meeting Abstracts.* Oct. 2011(vol suppl, abstract GP127).
10. Rahme R, Moussa R. *Am J Neuroradiol.* 2008;29:838–42.
11. Lawrence RC, et al. *Arthritis Rheum.* 2008;58:26-35.
12. Zhang Y, Jordan. *JM Clin Geriatr Med.* 2010;26:355–69.
13. Tanamas SK, et al. *Rheumatology.* 2010;49:2413–19.
14. Guermazi A, et al. *BMJ.* 2012;345:e5339.
15. Jensen OK, et al. *Spine J.* Feb. 14, 2014;pii:S1529-9430(14)00214-9.
16. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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 Phase 1 Summary • Oral administration of AXS-02 resulted in rapid absorption of zoledronic acid. • Significant plasma levels attained. • Robust pharmacodynamics (PD) effects. • PD relevant to targeted pain indications. • AXS-02 was well tolerated. 0% -50% Time (Days) 0 4 8 12 16 Zoledronic acid IV (1mg) AXS-02 Oral Tablet (Dose A) AXS-02 Oral Tablet (Dose B) AXS-02 Oral Tablet (Dose C) Change in Osteoclast Activity (Serum CTx) • Assessed in 6,097 patients treated 3 years with oral or IV bisphosphonates: – Oral: clodronate or ibandronate, daily – IV: zoledronic acid, monthly, then every 6 months • Oral preference at randomization and -100% Patient Preference 60% 40% 20% 0% 24% 76% therapy completion: 76%, 73% respectively. • Potential safety advantage. IV Preference Oral Preference 1. Gralow , et al. J Clin Oncol. 33, 2015 (suppl; abstr 503). 2. Gralow , et al. J Clin Oncol. 32.5, 2014 (suppl; abstr 558).

AXS-02

Chronic Pain:
CRPS Overview

- Severe, continuous, disabling pain in a limb:
  - Sensation described as burning, stabbing, grinding, throbbing
- Localized bone resorption,[1,2] increased pro-inflammatory cytokines.[3]
- Common pain meds (e.g., NSAIDs, opioids, gabapentin) are considered ineffective.[4]
- No approved drug = high unmet need.
- Phase 3 ongoing.
- Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for CRPS.



Bone scan: hands**


Dorsum

Orphan Disease

80,000 new cases per year in the U.S.[5]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02	CRPS: U.S. & E.U. Orphan Designation; Fast Track Granted			Initiated

* Goebel A, Complex regional pain syndrome in adult. *Rheumatology (Oxford)*. 2011;50(10):1739-1750, by permission of Oxford University Press.
** Sampath S, et al. *Indian J Nucl Med* 2013;Jan-Mar;28(1):11–16.

1. Capello ZJ, et al. *J Hand Surg Am.* 2012;37:288-296.
2. Krämer HH, et al. *Pain.* 2014;155:889–895.
3. Parkitny L, et al. *Neurology.* 2013;80:106-117.
4. Bruehl S. *Anesthesiology.* 2010;113:713-725.
5. Moseley GL, et al. *J Pain.* 2014;15:16-23.

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 Preclinical: • Well validated CRPS model replicates: Inciting trauma, clinical presentation, natural history, and pathologic changes. • Oral administration of AXS-02: Significant pain and edema reduction; improved weight bearing. AXS-02 Effect in CRPS Model % Change vs. Placebo 40 20 0 -20 -40 -60 Clinical: • Clinical Trials: 5 randomized, double-blind, placebo-controlled trials, with 4 different bisphosphonates.1-5 • Pain reduction: Mean 54% reduction in VAS pain scores (range 33% to 66%) during double-blind phases. • Statistical significance: p<0.0001, p=0.001, p<0.01, p<0.05, p=0.048. • Potency of bisphosphonates: 1/1000 to 1/20 potency of AXS-02.6 -80 -100 P<0.001 P=0.03 1. Adami S, et al. Ann Rheum Dis. 1997;56:201-204. 2. Varenna M, et al. J Rheumatol. 2000;27:1477-1483. 3. Robinson JN, et al. Pain Med. 2004;5:276-280. 4. Manicourt DH, et al. Arthritis Rheum. 2004;50:3690-3697. PainEdemaWeight Bearing 5. Varenna M, et al. Rheumatology (Oxford). 2013;52:534-542. 6. Green JR, Rogers MJ. Drug Dev Res. 2002;55:210-224.

CRPS Phase 3 Design CRPS Treatment Evaluation 1 Study A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain associated with CRPS type 1. Screening, Baseline Double-blind Phase (12 weeks) N=190 1:1 randomization Arm A (n=95) Arm B (n=95) AXS-02 (disodium zoledronate tetrahydrate) Placebo 12 week follow-up • Primary Endpoint: Change in pain intensity from baseline to week 12, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male or female 18 years old, recently diagnosed with CRPS type 1 – Average NRS pain intensity score of 5 • Dosage: Once per week for six weeks; no drug for last six weeks. • Interim analysis: When approximately half of patients have completed double-blind phase.

AXS-02

Chronic Pain:
Knee OA with BMLs Overview

- Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).[1]
- BMLs are regions of increased bone turnover, and reduced mineral density.[2,3]
- Zoledronic acid inhibits bone resorption and increases mineral density.
- Phase 2 results: Zoledronic acid reduced pain and BML size in patients with knee osteoarthritis.
- Phase 3 being conducted under Special Protocol Assessment (SPA).
- Issued U.S. patents: protection into 2034 – uses of zoledronic acid for knee pain.


MRI: knee side view*
Femur
A
P
BML
Tibia

7M patients in the U.S.[4-9]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02	Knee OA with BMLs: SPA Received; Fast Track Granted			Initiated

* MRI showing BML in medial tibia from Driban, et al. *Arthritis Res Ther.* 2013;15:R112.
1. Driban JB, et al. *Arthritis Res Ther.* 2013;15:R112.
2. Hunter DJ, et al. *Arthritis Res Ther.* 2009;11:R11.
3. Kazakia GJ, et al. *Osteoarthritis Cartilage.* 2013;21:94-101.
4. Lawrence RC, et al. *Arthritis Rheum.* 2008;58:26-35.
5. Zhang Y, Jordan. *J M Clin Geriatr Med.* 2010;26:355–69.
6. Tanamas SK, et al. *Rheumatology.* 2010;49:2413–19.
7. Guermazi A, et al. *BMJ.* 2012;345:e5339.
8. Jensen OK, et al. *Spine J.* Feb. 14, 2014;pii:S1529-9430(14)00214-9.
9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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AXS-02

Chronic Pain:
Knee OA with BMLs Phase 2 Results

Change in Pain Intensity at 6 Mos


Placebo
Zoledronic acid
0.0
-10.0
-20.0
VAS Change
-8.83
-17.24
P=0.04

Change in BML Size at 6 Mos


Placebo
Zoledronic acid
0.0
-100.0
-200.0
BML Area (mm²) Change
-53.1
-164
P=0.02

BML at Baseline and Post Zoledronic Acid Treatment

Baseline



6 Months Post Treatment



- Randomized, double-blind, placebo-controlled trial (N=59):
  - Placebo (n=28), zoledronic acid IV (n=31)
- Primary endpoints:
  - Pain intensity measured using 100-mm VAS
  - BML size on MRI

Laslett LL, et al. *Ann Rheum Dis*. 2012;71:1322-8.
MRI images courtesy of Prof. Graeme Jones.

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AXS-02

Chronic Pain:
Knee OA with BMLs Phase 3 Design

coast-1
Clinical Knee OA Symptom Treatment 1 Study

A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs.

Special Protocol Assessment (SPA) received


Screening, Baseline
Double-blind Phase (24 weeks)
N=346
1:1 randomization
Arm A
(n=173)
Arm B
(n=173)
AXS-02
(disodium zoledronate tetrahydrate)
Placebo

- **Primary Endpoint:** Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS).
- **Key Inclusion Criteria:**
  - Male at least 50 years of age or postmenopausal female, with knee OA and BMLs
  - Moderate or worse knee pain
- **Dosage:** Once per week for six weeks; no drug for remainder of double-blind phase.
- Interim analysis to be performed on the first approximately 60 subjects enrolled.

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AXS-02

Chronic Pain:
CLBP with MCs Overview

- Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).[1]
- Increased bone turnover on bone scan is seen in M1 lesions.[2]
- Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.[3]
- Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic.
- Phase 2 results: Zoledronic acid reduced pain in patients with CLBP.
- FDA clearance received for IND for Phase 3 trial – initiation planned following readouts from CREATE-1 and STRIDE-1.
- Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain.


MRI: lumbar side view*
M1
A
P
Dsc

1.6M patients in the U.S.[4-7]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02	CLBP with MCs			

* MRI showing modic type 1 lesions from Luoma K, et al. *European Congress of Radiology (ECR)*. 2014;Poster B-0458.

1. Zhang Y, et al. *Eur Spine J*. 2008;17:1289-1299.
2. Järvinen J, et al. *Spine: ISSLS Society Meeting Abstracts*. Oct. 2011;Volume Suppl, Abstract GP127.
3. Rahme R, Moussa R. *Am J Neuroradiol*. 2008;29:838–42.
4. Lawrence RC, et al. *Arthritis Rheum*. 2008;58:26-35.
5. Zhang Y, Jordan. *JM Clin Geriatr Med*. 2010;26:355–69.
6. Jensen OK, et al. *Spine J*. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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 Change in Pain Intensity at 1 Month NSAID Use at One Year 80% 0.0 VAS Change -2.0 PlaceboZoledronic acid -0.9 -2.2 60% 40% 20% 60% P=0.02 20% -3.0 % of Patients Using NSAIDs 0% PlaceboZoledronic acid • Randomized, double-blind, placebo-controlled trial (N=40): – Placebo (n=20), zoledronic acid IV (n=20) • Primary endpoint: Pain intensity measured using 10-cm VAS. Axsome data on f ile.

 MoSEIC™ Meloxicam Novel therapy for Acute and Chronic Pain

MoSEIC™

Acute and Chronic Pain: MoSEIC™ Meloxicam Overview

- MoSEIC™ meloxicam is a potent, oral, rapidly-absorbed, once-daily, non-opioid, COX-2 preferential, pain therapeutic.
- Standard meloxicam has an extended T_{max} (4-6 hours) which delays its onset of action.[1,2]
- Axsome's MoSEIC™ (Molecular Solubility Enhanced Inclusion Complex) technology substantially increases the rate of absorption of meloxicam while maintaining its approximately 20-hour half-life.
- Phase 1 results: 9 times faster T_{max}, higher C_{max} and similar half-life, compared to Mobic®.
- Potential utility for acute and chronic pain indications.
- AXS-06 is a fixed-dose combination of MoSEIC™ meloxicam and esomeprazole (to reduce risk of NSAID-associated ulcers).
- AXS-06 is Phase 3-ready based on received Pre-IND written guidance.

120M NSAID TRx per year in the U.S.[3,4]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-06 (MoSEIC™ Mx + Eso)	OA and RA →			Phase 3 ready

Abbreviations: Eso = Esomeprazole; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis.

1. Mobic® (meloxicam) FDA Package Insert.
2. Euller-Ziegler et al., *Inflamm Res 50*, Supplement 1 (2001) S5–S9.
3. Peura and Goldkind, *Arthritis Res Ther. 7*, Supplement 4 (2005) S7–S13.
4. U.S. Census Bureau, Population: 2000 and 2016.

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MoSEIC™ Acute and Chronic Pain: MoSEIC™ Meloxicam Phase 1 Results 2,500 2,000 ng/mL Mean Meloxicam Concentrations Meloxicam Tm ax after 15 mg Dose MoSEIC™ Meloxicam Mobic® MoSEIC™ - Oral 14 1,000 IV (infusion) 500 - 0 1 2 3 4 5 6 7 8 9 10 11 12 Hours IM Mobic® - Oral 24 0 1 2 3 4 5 Hours • MoSEIC™ meloxicam Tmax 9 times faster than Mobic® (0.5 hour versus 4.5 hours, respectively, p<0.0001). • Therapeutic plasma levels achieved within 15 minutes of oral dosing of MoSEIC™ meloxicam. • MoSEIC™ meloxicam had higher mean Cmax (p=0.0018), faster time to therapeutic plasma concentration (p<0.0001), and time to half-maximal plasma concentration (p<0.0001) as compared to Mobic®. • Terminal half-lives were approximately 20 hours for MoSEIC™ meloxicam and 22 hours for Mobic®. Sources: Axsome data on f ile. IV and IM data f rom Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9.

 Barriers to Entry 53 Issued U.S. Patents* 6 Issued O-U.S. Patents Claims extending to 2034 >50 pending 20 Issued U.S. Patents 1 Issued O-U.S. Patent Claims extending to 2034 >40 pending Proprietary Manufacturing API Synthesis E.U. Orphan Medicinal Product Designation (10 yrs exclusivity, 12 yrs with PIP) AXS-02 AXS-05 Proprietary Manufacturing Drug Product Formulation U.S. Orphan Drug Designation (7 yrs exclusivity) *Claim s cover AXS-02 and related s ubs tances and dis ease indications.

 Our Team Management Herriot Tabuteau, MD Founder & CEO John Golubieski, MBA CFO Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Mark Jacobson, MA SVP, Operations Robert Niecestro, PhD VP, Clinical & Regulatory Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Myrtle Potter Former President, COO Genentech Prior positions at Bristol-Myers Squibb and Merck Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Medical Director National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman

 Key Financial Information As of June 30, 2017 Cash: $38.0 Million Debt (Face V alue)1: $10.0 Million Common Shares Outstanding: 23.6 Million Options and Warrants Outstanding2: 2.4 Million • Financial guidance: Cash anticipated to fund operating requirements into the first quarter of 2019. 1. Book value of $10.0 m illion. 2. Cons is ts of 2.2 m illion options and 0.2 m illion warrants .

Overview

Anticipated Near-Term Clinical Milestones

Product Candidate	Indication	1H 2017	2H 2017	1H 2018
AXS-05 (DM + BUP)	**TRD**	✓ **Fast Track** designation		• **STRIDE-1** top-line results (1H)
	AD Agitation	✓ **Ph 2/3 IND** FDA clearance ✓ **Fast Track** designation	✓ **Ph 2/3** trial start	
AXS-02 (DZT)	**CRPS**		• **CREATE-1** interim efficacy analysis readout (4Q)	
	Knee OA		• **COAST-1** interim analysis readout (4Q)	
	CLBP	✓ **Ph 3 IND** FDA clearance		
AXS-06 (MoSEIC™ Mx + Eso)	**OA and RA**		✓ **Ph 1** trial results	

Abbreviations: AD = Alzheimer's Disease; BUP = Bupropion; DZT = Disodium Zoledronate Tetrahydrate; CLBP = Chronic Low Back Pain; CRPS = Complex Regional Pain Syndrome; DM = Dextromethorphan; OA = Osteoarthritis; TRD = Treatment Resistant Depression; Mx = Meloxicam; Eso = Esomeprazole; RA = Rheumatoid Arthritis.

✓ Accomplished milestone.

• Upcoming milestone.

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For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@A xsome.com axsome.com